                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors
SPACEHAB, Incorporated and Subsidiary:


We consent to the use of our report incorporated herein by reference, which report appears in the Company's 1997 Annual Report on Form 10-K.



                                                           KPMG Peat Marwick LLP



McLean, Virginia
December 22, 1997